UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2011

EMTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Diamond Road Springfield, NJ	07081
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 552-3700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Subordinated Loan Agreement

On August 15, 2011, Emtec, Inc., a Delaware corporation (the “Registrant”), and its direct and indirect domestic subsidiaries Emtec, Inc., a New Jersey corporation, Emtec Viasub LLC, a Delaware limited liability company, Emtec Federal, Inc., a New Jersey corporation, Emtec Global Services LLC, a Delaware limited liability company (“Emtec Global Services”), Luceo, Inc., an Illinois corporation, eBusiness Application Solutions, Inc., a New Jersey corporation, Aveeva, Inc., a Delaware corporation, Secure Data, Inc., a Delaware corporation, Emtec Infrastructure Services Corporation, a Delaware corporation, KOAN-IT (US) Corp., a Delaware corporation, Covelix, Inc., a Delaware corporation (“Covelix”), Dinero Solutions, LLC, a Georgia limited liability company, and Gnuco, LLC (d/b/a Emerging Solutions LLC), a Delaware limited liability company (“Emerging Solutions”) (collectively, the “Companies”), entered into a Subordinated Loan Agreement (the “Subordinated Loan Agreement”) with NewSpring SBIC Mezzanine Capital II, L.P., a Delaware limited partnership (“NewSpring”).  The Subordinated Loan Agreement provides for a subordinated term loan in an original principal amount of $10.0 million (the “Subordinated Credit Facility”)  The proceeds of the Subordinated Credit Facility were used to pay a portion of the purchase price for the Acquisition (as defined below), to pay down a portion of the amount outstanding under the DLL Credit Documents (as defined below) and to pay related costs and expenses.  The Subordinated Credit Facility’s scheduled maturity date is August 15, 2016.

Borrowings under the Subordinated Loan Agreement will bear regular interest at a rate equal to 12.0% per annum on the outstanding principal amount.  Accrued and unpaid regular interest is payable on the last business day of each fiscal quarter beginning with November 30, 2011.  Borrowings under the Subordinated Loan Agreement will bear additional interest at a rate equal to 2.0% per annum and this accrued and unpaid additional interest of 2.0% is, at the Companies’ option, payable in cash, or added to the principal amount outstanding, on the last business day of each fiscal quarter beginning with November 30, 2011.

The Subordinated Loan Agreement contains certain customary affirmative and negative covenants, including, among other things: (i) affirmative covenants requiring the Companies to provide certain financial statements and schedules to NewSpring, maintain their legal existence, keep their collateral in good condition, and provide certain notices to NewSpring; and (ii) negative covenants that provide for limitations on other indebtedness, liens, amendments of organizational documents, asset sales, capital expenditures, issuance of capital stock, investments, and transactions with affiliates.  The Subordinated Loan Agreement also entitles NewSpring to have up to two representatives attend every meeting of the Board of Directors of the Registrant until the date that the obligations of the Companies under the Subordinated Loan Agreement have been irrevocably paid in full and discharged, subject to certain exceptions relating to confidentiality and conflict of interest requirements.

The Subordinated Loan Agreement contains certain customary representations and warranties and events of default, including, among other things, failure to pay interest, principal or fees due under the Subordinated Loan Agreement, any material inaccuracy of any representation and warranty, any default having occurred under any Senior Debt (as such term is defined in the Subordinated Loan Agreement), and the occurrence of bankruptcy or other insolvency events.  Certain of the events of default are subject to exceptions and materiality qualifiers.  If an event of default shall occur and be continuing under the Subordinated Loan Agreement, NewSpring may, among other things, accelerate the maturity of the Subordinated Credit Facility.

To secure the payment of the obligations under the Subordinated Loan Agreement and the Warrant (as defined below), each of the Companies granted to NewSpring a security interest in, and a lien upon, all of their respective interests in their respective assets, including goods, accounts, chattel paper, instruments, deposit accounts, documents, general intangibles, letter of credits rights, commercial tort claims and insurance claims and proceeds.  All such security interests and liens are subordinated to the security interests and liens of the Registrant’s senior lenders, De Lage Landen Financial Services, Inc. (“DLL”) and De Lage Landen Financial Services Canada Inc. (“DLL Canada”), and are subject to the terms of a Subordination and Intercreditor Agreement, dated August 15, 2011 among NewSpring, DLL, DLL Canada and the Companies (the “Subordination and Intercreditor Agreement”).

Common Stock Purchase Warrant and Investor Rights Agreement

In connection with the Subordinated Credit Facility from NewSpring, on August 15, 2011, the Registrant issued to NewSpring a Common Stock Purchase Warrant (the “Warrant”) to purchase the number of shares of common stock of the Registrant, par value $0.01 (the “Common Stock”), equal to 5.0% of the Common Stock outstanding at the time of, and after giving effect to, the exercise of the Warrant based on the “treasury stock method” in accordance with the generally accepted accounting principles applicable in the United States of America and determined using the same principles, assumptions and estimates that are used by the Registrant in the preparation of its financial statements.  As of the date hereof, the Warrant would be exercisable for 903,606 shares of Common Stock.  The exercise price for the Common Stock is $0.01 per share, which may be paid through a cashless exercise.  The Warrant expires on August 15, 2021.

The Warrant provides for mandatory exercise by NewSpring upon the occurrence of certain events including, among other events, the acquisition by any person or group of persons, other than the stockholders of the Registrant, of beneficial ownership of 50% or more of the voting securities of the Company and the consummation by the Company of the sale of substantially all of its assets to any person that is not controlled by, or under common control with, the Registrant.  The Warrant also grants NewSpring the right to require the Registrant to repurchase the Warrant from NewSpring in cash upon the earlier to occur of a Mandatory Prepayment Event (as defined in the Subordinated Loan Agreement), the five year anniversary of the date of issuance of the Warrant and any optional prepayment of the Subordinated Credit Facility that results in an aggregate of 50% of or less of the original principal amount of the Subordinated Credit Facility to be outstanding.  The repurchase price will be an amount equal to (i) a fraction, the numerator of which is the number of shares of Common Stock purchasable upon exercise of the Warrant that are requested to be repurchased and the denominator of which is the total number of then outstanding shares of Common Stock (assuming the conversion or exercise of all then outstanding securities convertible into, or exercisable for, shares of Common Stock, including the Warrant), multiplied by (ii) the Repurchase Value (as defined below), provided that if the Registrant consummates a Change of Control (as defined in the Warrant) on or before the closing date of the repurchase (or if, on or before the closing date of the repurchase, the Registrant has executed a definitive agreement contemplating a Change of Control that is scheduled to close within 60 days following the closing date of the repurchase) in which the aggregate amount payable at closing to the holders of the Common Stock (the “Transaction Value”) is less than the Repurchase Value, then the repurchase price payable by the Registrant to NewSpring shall be based on the Transaction Value and not the Repurchase Value.

“Repurchase Value” means the greatest of (i) an amount equal to six times the Registrant’s Pro Forma Adjusted EBITDA (as defined in the Subordinated Loan Agreement) for the 12-month period ended immediately prior to the date of the repurchase notice, (ii) an amount equal to the Market Value (as defined in the Warrant) of the Common Stock as determined by a recognized valuation firm mutually selected by the Registrant and NewSpring, and (iii) an amount equal to six times the average of the Registrant’s Pro Forma Adjusted EBITDA for the 36-month period ended immediately prior to the date of the repurchase notice.

If the Registrant pays a dividend or makes a distribution on shares of the Common Stock while the Warrant is outstanding, then upon the exercise of the Warrant, the Company will pay or distribute to the registered holder of the Warrant, in addition to the number of shares of Common Stock purchased upon such exercise, the dividends or distributions that would have been paid to such registered holder if it had been the owner of record of such Shares on the date which the record holders of Common Stock entitled to such dividends or distributions were determined.  In addition, the Registrant is required under the Warrant to provide prior notice to the Investor if, at any time before the Warrant has been exercised in full, the Company effects certain specified corporate actions, including selecting a record date for dividends or distributions or effecting a reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up involving the Registrant.

On August 15, 2011, the Registrant also entered into an Investor Rights Agreement (the “Investor Rights Agreement”) with NewSpring to provide NewSpring with certain rights with respect to the Common Stock that may be issued upon the exercise of the Warrant, including, among other things, certain co-sale rights and demand and piggyback registration rights.

Amendment to DLL Credit Documents

On August 15, 2011, the Registrant and its direct and indirect subsidiaries Emtec, Inc., a New Jersey corporation, Emtec Viasub LLC, a Delaware limited liability company, Emtec Federal, Inc., a New Jersey corporation, Emtec Global Services, Luceo, Inc., an Illinois corporation, eBusiness Application Solutions, Inc., a New Jersey corporation, Aveeva, Inc., a Delaware corporation, Secure Data, Inc., a Delaware corporation, Emtec Infrastructure Services Corporation, a Delaware corporation, KOAN-IT (US) Corp., a Delaware corporation, Covelix, and Dinero Solutions, LLC, a Georgia limited liability company (collectively, the “Existing Borrowers”), and Emerging Solutions (together with the Existing Borrowers, the “Borrower”), entered into a Fifth Amendment and Joinder to Loan and Security Agreement and Schedule to Loan and Security Agreement and Amendment to Collateral Pledge Agreements (the “Fifth Amendment”) with DLL pursuant to which DLL (i) consented to the Acquisition, the Subordinated Loan Agreement and the transactions contemplated thereby and (ii) agreed to make certain other amendments to the Loan and Security Agreement dated December 7, 2006 (as amended, by the First Amendment dated December 5, 2008, the Second Amendment dated December 7, 2010, the Third Amendment dated March 9, 2011 and the Fourth Amendment dated June 23, 2011, the “Loan and Security Agreement”) and the Schedule to the Loan and Security Agreement (as amended, by the First Amendment dated December 5, 2008, the Second Amendment dated December 7, 2010, the Third Amendment dated March 9, 2011 and the Fourth Amendment dated June 23, 2011, the “Schedules” and collectively with Loan and Security Agreement and the Fifth Amendment, the “DLL Credit Documents”), including the following:

●	The Fifth Amendment adds and amends certain covenants in the DLL Credit Documents including the following:

●
providing that Borrower shall maintain a ratio of Adjusted EBITDA to Total Funded Senior Debt (as such terms are defined in the DLL Credit Documents) as of the end of each fiscal quarter at a specified minimum level of 3.5 to 1.0 or 4.0 to 1.0 depending on the fiscal quarter; and

●
providing that Borrower shall maintain a Fixed Charge Coverage Ratio (as such term is defined in the DLL Credit Documents) as of the end of each fiscal quarter at specified minimum levels gradually increasing from 1.3 to 1.0 to 1.5 to 1.0 during the remaining term of the loan; and

●	The Fifth Amendment amends the calculation of Inventory Borrowing Base Amount to provide for a Fixed Excess Collateral Reserve requirement equal to $1 million at all times.

By executing the Fifth Amendment, Emerging Solutions joined the DLL Credit Documents as a Borrower and granted DLL a security interest in all of all of its assets, including inventory, equipment, fixtures, accounts, chattel paper, instruments, deposit accounts, documents, general intangibles, letter of credits rights, and all judgments, claims and insurance policies.  In addition, Covelix pledged 65% of the outstanding common shares of its Indian subsidiary, Covelix Technologies Private Ltd.

Securities Purchase Agreement

On August 15, 2011, Emtec Global Services, a wholly-owned subsidiary of the Registrant, the Registrant, Emerging Solutions, the members of Emerging Solutions (the “Members”), Greg Lewis and Don Sweeney entered into a Securities Purchase Agreement (the “Purchase Agreement”), pursuant to which Emtec Global Services acquired all of the outstanding membership interests of Emerging Solutions from the Members (the “Acquisition”).  The purchase price consisted of (i) cash at closing in an aggregate amount equal to $7.0 million, (ii) 375,000 shares of restricted common stock of the Registrant and (iii) the potential right to receive installments of additional cash consideration and/or bonuses each year for the next three years on the anniversary of the closing if certain performance goals are met. The 375,000 shares of restricted common stock received by the Members vest in a series of three installments with one-third of such shares vesting each year for the next three years on the anniversary of the closing.  The total amount of additional cash consideration and bonuses that may be earned under the Purchase Agreement is up to $6.56 million in the aggregate.  The purchase price may be increased or decreased pursuant to post-closing working capital and debt adjustments.

The foregoing summary of the Subordinated Loan Agreement, Subordination and Intercreditor Agreement, Warrant, Investor Rights Agreement, Fifth Amendment and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of such documents, copies of which will be filed as exhibits to the Registrant’s Annual Report on Form 10-K for the fiscal year ending August 31, 2011.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Securities Purchase Agreement” is hereby incorporated by reference into this Item 2.01.

On August 15, 2011, Emtec Global Services completed its acquisition of all the outstanding membership interests of Emerging Solutions pursuant to the Purchase Agreement.  The acquisition was funded through borrowings under the Subordinated Loan Agreement.  The closing of the acquisition was effective as of 12:01 a.m. on August 15, 2011.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Subordinated Loan Agreement” is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Securities Purchase Agreement” and “Common Stock Purchase Warrant and Investor Rights Agreement” is hereby incorporated by reference into this Item 3.02.

The securities issued pursuant to the Warrant and the Purchase Agreement, as described in Item 1.01 of this Current Report on Form 8-K, were sold only to an “accredited investor,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), were not registered under the  Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) under the Securities Act and corresponding provisions of state securities law, which exempt transactions by an issuer not involving any public offering.  The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was restricted under the terms of the Warrant and Purchase Agreement.

Item 7.01	Regulation FD Disclosure

On August 16, 2011, the Registrant issued a press release announcing the consummation of its acquisition of Emerging Solutions.  A copy of the press release is attached to this report as Exhibit 99.1.

On August 16, 2011, the Registrant issued a press release announcing that the Company obtained the Subordinated Credit Facility from NewSpring.  A copy of the press release is attached to this report as Exhibit 99.2.

This information (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item  9.01               Financial Statements and Exhibits

(d) Exhibits.

99.1	Emtec Inc. Press Release dated August 16, 2011
99.2	Emtec Inc. Press Release dated August 16, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2011	EMTEC, INC.

	By:	/s/ Gregory P. Chandler
Name: Gregory P. Chandler
Title: Chief Financial Officer